UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2014

Victory Electronic Cigarettes Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11335 Apple Drive, Nunica, Michigan 49448
                 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Private Placement

On April 30, 2014, Victory Electronic Cigarettes Corporation (the “Company” or “we”) completed an initial closing of a “best efforts” private offering of $3,139,987.50 (the “Offering”) of units, each unit consisting of (i) one (1) share of our common stock, par value $0.001 per share (the “Common Stock) and (ii) a warrant to purchase ¼ share of our Common Stock (the “Units”). Pursuant to a purchase agreement (the “Purchase Agreement”), we sold 483,075 Units in the Offering, at a price of $6.50 per Unit, to a group of accredited investors (the “Purchasers”) for total net proceeds to the Company of $2,825,988.75 after deducting placement agent fees and other expenses. In the Offering, we issued 483,075 share of our Common Stock (the “Shares”) and warrants to purchase 120,768 shares of our Common Stock (the “Warrants”).

Warrants

The Warrants are exercisable for a period of five years from their issue date. The exercise price with respect to the Warrants is $6.50 per full share. The exercise price for the Warrants is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Registration Rights Agreement

In connection with the sale of the Shares and Warrants in the Offering, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which we agreed to register all of the Shares and shares of our Common Stock underlying the Warrants (the “Registrable Securities”) on a Form S-1 registration statement (the “Registration Statement”) to be filed with the SEC within 90 calendar days following the uplisting of our Common Stock on the Nasdaq Stock Market (the “Filing Date”) and to cause the Registration Statement to be declared effective under the Securities Act within 90 days following the Filing Date (the “Required Effective Date”).

If the Registration Statement is not filed by the Filing Date or declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages in cash to each Purchaser in the amount equal to 2% of the purchase price paid for the Shares and Warrants then owned by such Purchaser for each 30-day period for which the Company is non-compliant.

The foregoing descriptions of the terms of the Purchase Agreement, the Warrant and the Registration Rights Agreement are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1, 4.1, and 10.2 respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Units were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D or (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 30, 2014, Robert Hartford notified the Company board of directors (the “Board”) that he would resign from his position as the Company’s Chief Financial Officer, effective immediately.  Mr. Hartford’s resignation was not as a result of any disagreements with us and he will continue to be employed by the Company in other positions.

On the same day, the Board appointed Jim McCormick as the Company’s Chief Financial Officer, effective immediately. Mr. McCormick will perform the services and duties that are normally and customarily associated with the Chief Financial Officer position as well as other associated duties as our Board or our Chief Executive Officer reasonably determines.

Jim McCormick, 47, was an independent management consultant in the consumer goods sector supporting international investment analysis, M&A opportunities and brand and trade marketing strategic reviews, from January 2013, through his appointment as our Chief Financial Officer. From January 2011 through December 2012, Mr. McCormick was the Chief Financial Officer of Sodexo, Inc. a global food and facilities management company. From January 2009 through December 2010, Mr. McCormick was the Chief Financial Officer of Federal Flange, Inc., an oil and gas manufacturing company. From 1992 through 2008, Mr. McCormick was a senior manager with British American Tobacco, a multinational tobacco company, holding numerous Chief Executive Officer and Chief Financial Officer roles around the world.  Mr. McCormick obtained a Bachelors of Science in Finance and Accounting from the Eastern Illinois University in 1988 and obtained a Masters in Business Administration from Southern Illinois University (Edwardsville) in 1992.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. McCormick.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 8.01   Other Events

On April 30, 2014, the Company issued a press release (the “Press Release”) announcing the appointment of Jim McCormick as the Company’s new Chief Financial Officer.  A copy of the Press Release is attached hereto as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
4.1	Form of Agent Warrant

10.1	Form of Securities Purchase Agreement

10.2	Form of Registration Rights Agreement entered into with Purchasers

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ELECTRONIC CIGARETTES CORPORATION

May 6, 2014	By:	/s/ Jim McCormick
Jim McCormick
Chief Financial Officer